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   As filed with the Securities and Exchange Commission on December 9, 1998
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 8, 1998

                           INTERACTIVE NETWORK, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                  California
                (State or Other Jurisdiction of Incorporation)

           0-19579                                     94-3025019
(Commission File Number)                  (I.R.S. Employer Identification No.)


1161 Old County Road, Belmont, Ca                        94002
(Address of Principal Executive Offices)              (Zip Code)


                                (650) 508-8793
             (Registrant's Telephone Number, Including Area Code)




                                With a copy to:
                            Marshall L. Small, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105

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Item 5.   OTHER EVENTS.

      On December 8, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits
      --------

1.1   Press Release issued by the Registrant dated December 8, 1998.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERACTIVE NETWORK, INC.



Date:  December 9, 1998                By: /s/ BRUCE BAUER
                                           -------------------------------------
                                           Bruce Bauer
                                           President and Chief Executive Officer

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